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EXHIBIT 10.21.3

                        THIRD AMENDMENT TO EMPLOYMENT AND
                        ---------------------------------
                           NON-COMPETITION  AGREEMENT
                          ----------------------------

     This Third Amendment is made the 16th day of January 2002, by and between GEORGE R. JENSEN, JR. ("Jensen"), and USA TECHNOLOGIES, INC., a Pennsylvania corporation ("USA").
                                   Background
                                   ----------
     USA and Jensen entered into an Employment And Non-Competition Agreement dated November 20, 1997, a First Amendment thereto dated June 17, 1999, and a Second Amendment thereto dated February 22, 2000 (collectively, the "Agreement"). As more fully set forth herein, the parties desire to amend the Agreement in certain respects.
                                    Agreement
                                    ---------
     NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

     1.  Amendments.
         ----------
          A.     Subparagraph (d) of Section 2. Compensation and Benefits of the
                                                -------------------------
Agreement is hereby deleted and the following new subparagraph (d) is hereby substituted in its place:

          (d) As a further incentive to Jensen, USA believes it is in the best interest of USA to grant to Jensen seven percent of the issued and outstanding shares of Common Stock of USA ("Common Stock") in the event there is a USA Transaction (as defined below), all as more fully described in Section 4 hereof.


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          B.     The  title of Section 4. Eight Percent Rights. of the Agreement
                                          --------------------
is hereby deleted and the following new title of Section 4 is hereby substituted in its place:

          SECTION  4.  Seven  Percent  Rights.
                       ----------------------

          C.     The  first  sentence  of  Subparagraph  A.  of Section 4. Eight
                                                                           -----
Percent  Rights  of  the Agreement is hereby deleted and the following new first
----------------
sentence  of  subparagraph  A.  is  hereby  substituted  in  its  place:

          A. If at any time after the date hereof there shall be a USA Transaction, USA shall issue to Jensen that number of shares of Common Stock as shall when issued to him equal seven percent (7%) of all the then issued and outstanding shares of Common Stock (the "Rights").

     2.  Modification.  Except  as otherwise specifically set forth in Paragraph
         ------------
1, the Agreement shall not be amended or modified in any respect whatsoever and shall continue in full force and effect.

     3.  Capitalized  Terms.  Except  as specifically provided otherwise herein,
         ------------------
all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

     4.  Original  Part.  The  amendments  to  the Agreement made in Paragraph 1
         --------------
hereof shall be deemed to have been an original part of the Agreement and to have been effective from and after the date of the Agreement.

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          IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed this Third
Amendment  on  the  day  and  year  first  above  written.

                                   USA  TECHNOLOGIES,  INC.

                                      /s/ Stephen P. Herbert
                                   -------------------------------
                                   By:  Stephen  P. Herbert,
                                        President

                                    /s/ George R. Jensen, Jr.
                                   --------------------------------
                                   GEORGE  R.  JENSEN,  JR.


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